SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA FUNDS

(Name of Registrant as Specified in Its Charter)

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TRANSAMERICA FUNDS

Transamerica Small Cap Value

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the fund listed above (the “Fund”). The Fund is a series of Transamerica Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement

The full Information Statement details a recent sub-adviser change relating to the Fund. Specifically, the Board of Trustees of the Trust has approved an amended and restated sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Systematic Financial Management, L.P. (“Systematic”) to add the Fund to the existing sub-advisory agreement between TAM and Systematic. Systematic began sub-advising the Fund on August 30, 2024.

In connection with the change in sub-adviser to Systematic, as discussed in the supplement to the Fund’s prospectuses, summary prospectuses and statements of additional information dated June 24, 2024 and as reflected in the supplement to the Fund’s prospectuses and summary prospectuses dated August 30, 2024 and the Fund’s summary prospectuses dated March 1, 2024, as revised August 30, 2024, the following changes were effective as of August 30, 2024: (i) the Fund’s principal investment strategies and principal risks were revised; and (ii) the Fund’s sub-advisory fee schedule was revised. TAM continues to serve as the Fund’s investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The Information Statement will be available on the Transamerica website until at least April 23, 2025 at https://www.transamerica.com/sites/default/files/files/e070d/tf_scv_peregrine_to_systematic_info_stmt.pdf.

A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

TRANSAMERICA FUNDS

Transamerica Small Cap Value

1801 California Street, Suite 5200

Denver, CO 80202

October 23, 2024

Thank you for being a valued Transamerica Fund shareholder.

We are reaching out to provide you with additional information regarding a new sub-adviser for the fund listed above (the “Fund”), a series of Transamerica Funds. No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Fund. We encourage you to store this document with your Transamerica investment information.

On June 12-13, 2024, the Fund’s Board of Trustees unanimously approved a new sub-adviser for the Fund, Systematic Financial Management, L.P. (“Systematic”), who replaced Peregrine Capital Management, LLC (“Peregrine”) as the sub-adviser to the Fund on August 30, 2024. Transamerica Asset Management, Inc. (“TAM”) will continue to serve as the Fund’s investment manager. Based on the information provided by TAM and Systematic, the Board concluded that the change in sub-adviser was in the best interests of the Fund and its shareholders.

In connection with the change in sub-adviser: (i) the Fund’s principal investment strategies and principal risks were revised; and (ii) the Fund’s sub-advisory fee schedule was revised. These changes, which became effective with the change in sub-adviser, are discussed in the enclosed Information Statement and the supplement to the Fund’s prospectuses, summary prospectuses and statements of additional information dated June 24, 2024, and are reflected in the supplement to the Fund’s prospectuses and summary prospectuses dated August 30, 2024, and the Fund’s summary prospectuses dated March 1, 2024, as revised August 30, 2024.

If you have any questions, please call the following number between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-888-233-4339.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Information Statement

TRANSAMERICA FUNDS

Transamerica Small Cap Value

October 23, 2024

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds (the “Trust”) to the shareholders of the fund listed above (the “Fund”), a series of the Trust. The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Fund.

Systematic Financial Management, L.P. (“Systematic”) began sub-advising the Fund on August 30, 2024, pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment manager, and Systematic, as amended and restated to include the Fund (the “Systematic Sub-Advisory Agreement”). A copy of the Systematic Sub-Advisory Agreement is attached hereto as Exhibit A. Prior to that date, Peregrine Capital Management, LLC (“Peregrine”) served as sub-adviser to the Fund.

In connection with the change in sub-adviser to Systematic, as discussed in the supplement to the Fund’s prospectuses, summary prospectuses and statements of additional information dated June 24, 2024, and reflected in the supplement to the Fund’s prospectuses and summary prospectuses dated August 30, 2024 and the Fund’s summary prospectuses dated March 1, 2024, as revised August 30, 2024, the following changes were effective as of August 30, 2024: (i) the Fund’s principal investment strategies and principal risks were revised; and (ii) the Fund’s sub-advisory fee schedule was revised. TAM continues to serve as the Fund’s investment manager. In approving the Systematic Sub-Advisory Agreement, the Board considered, among other things, that the change in sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Fund.

This Information Statement is provided in lieu of a proxy statement to the Fund’s shareholders as of September 30, 2024 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) without obtaining investor approval, subject to certain conditions, which include the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”). Pursuant to the Order, the Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A notice of internet availability of the Information Statement (the “Notice”) is being mailed on or about October 23, 2024. The Fund will bear the costs associated with preparing and distributing this Information Statement and the Notice to its shareholders.

The annual report for the Fund is sent to shareholders of record following the Fund’s fiscal year end. The fiscal year end of the Fund is October 31. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Fund by calling toll free 1-888-233-4339, writing to the Fund at 1801 California Street, Suite 5200, Denver, CO 80202 or on the Transamerica website at https://www.transamerica.com/investments/mutual-fund-prospectus. Copies of the most recent annual and semi-annual report of the Fund are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Fund has received instructions to the contrary. Please contact the Fund at the address and phone number set forth above if in the future you do not want the mailing of fund documents to be combined with those of other members of your household, or if you have received multiple copies of fund documents and want future mailings to be combined with those of other members of your household.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least April 23, 2025 at https://www.transamerica.com/sites/default/files/files/e070d/tf_scv_peregrine_to_systematic_info_stmt.pdf.

A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at 1-888-233-4339.

TRANSAMERICA FUNDS

Transamerica Small Cap Value

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to shareholders of the Fund of a change in the sub-adviser to the Fund. The Board, upon the recommendation of TAM, has approved the Systematic Sub-Advisory Agreement between TAM and Systematic with respect to the Fund.

The Trust and TAM have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements without shareholder approval, subject to certain conditions, including the approval of the Board and a majority of the Independent Board Members, when hiring an unaffiliated sub-adviser. Pursuant to the Order, the Fund has agreed to provide certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to the Fund’s shareholders as of the Record Date in lieu of a proxy statement pursuant to the terms of the Order. You are not being asked to vote on the hiring of Systematic as the new sub-adviser to the Fund, or the Systematic Sub-Advisory Agreement, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Fund. TAM recommended to the Board the replacement of the Fund’s prior sub-adviser with Systematic and has entered into the Systematic Sub-Advisory Agreement with respect to the Fund. The Systematic Sub-Advisory Agreement took effect on August 30, 2024 with respect to the Fund. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for the Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to the Fund’s investment style and process.

Q.	Why was Systematic appointed as the new sub-adviser?

A.

Following its review and consideration, the Board approved the appointment of Systematic as the sub-adviser to the Fund in replacement of the Fund’s prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser, Systematic’s experience managing strategies similar to the proposed investment strategies for the Fund and the potential to provide the Fund with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes Systematic and the terms of the Systematic Sub-Advisory Agreement.

THE FUND AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Fund pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 12-13, 2024. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things: (i) regularly provides the Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for the Fund’s securities and other investments consistent with the Fund’s investment objective, policies and restrictions, as stated in the Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to the Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Fund under the Management Agreement are not expected to change as a result of the change in sub-adviser for the Fund.

No officer or Board Member of the Fund is a director, officer or employee of Systematic. No officer or Board Member of the Fund, through the ownership of securities or otherwise, has any other material direct or indirect interest in Systematic or any other person controlling, controlled by or under common control with Systematic. None of the Board Members of the Fund has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Systematic or any of its affiliates was or is to be a party.

TERMS OF THE PREVIOUS SUB-ADVISORY AGREEMENT

Peregrine served as sub-adviser to the Fund from November 1, 2018 to August 29, 2024. Peregrine is located at 800 LaSalle Avenue, Suite 1750, Minneapolis, MN 55402.

Peregrine provided sub-advisory services to the Fund pursuant to an investment sub-advisory agreement dated October 31, 2018, as amended, between TAM and Peregrine with respect to the Fund (the “Peregrine Sub-Advisory Agreement”). As sub-adviser to the Fund, Peregrine was responsible for sub-advising the assets of the Fund in a manner consistent with the terms of the Peregrine Sub-Advisory Agreement and the investment objective, strategies and policies of the Fund. The Peregrine Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Board Members, at a meeting held on June 12-13, 2024.

Peregrine was initially approved as sub-adviser to the Fund by the Board, including a majority of the Independent Board Members, at a meeting held on July 18-19, 2018.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to Systematic under the Systematic Sub-Advisory Agreement and the sub-advisory fees paid by TAM to Peregrine under the Peregrine Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the change in sub-adviser from Peregrine to Systematic and the Systematic Sub-Advisory Agreement were approved by the Board at a meeting held on June 12-13, 2024. The Systematic Sub-Advisory Agreement became effective with respect to the Fund on August 30, 2024 upon the change in sub-adviser. The Systematic Sub-Advisory Agreement has an initial term of two years from its effective date (unless terminated earlier in accordance with its terms). Thereafter, continuance of the Systematic Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Fund.

The terms of the Peregrine Sub-Advisory Agreement and those of the Systematic Sub-advisory Agreement are similar, except as noted below. The sub-advisory fee rates payable by TAM to Systematic under the Systematic Sub-Advisory Agreement increased slightly from the sub-advisory fee rates paid by TAM to Peregrine under the Peregrine Sub-Advisory Agreement, but there are no significant changes expected to the Fund’s expenses. In addition, there were no changes to the management fee schedule payable by the Fund to TAM. Descriptions of the new sub-advisory fee rates appear below under the captions “Sub-Advisory Fees.”

Under the terms of the Systematic Sub-Advisory Agreement, subject to the supervision of the Board and TAM, Systematic shall provide the Fund with investment research, advice, management and supervision, and a continuous investment program consistent with the Fund’s investment objective, policies and restrictions, as stated in the Fund’s current prospectuses and statements of additional information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by written notice to Systematic. The Peregrine Sub-Advisory Agreement contained similar provisions.

The Systematic Sub-Advisory Agreement requires that Systematic, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to Systematic relating to the services provided pursuant to the Systematic Sub-Advisory Agreement, including such information that the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Peregrine Sub-Advisory Agreement contained similar provisions.

The Systematic Sub-Advisory Agreement provides that Systematic will place orders for the execution of portfolio transactions with or through the issuer or any brokers, dealers, foreign currency dealers, futures commission merchants or others as it may select, complying with Section 28(e) of the Securities Exchange Act of 1934, as amended. The Systematic Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board, Systematic may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged. The Peregrine Sub-Advisory Agreement contained similar provisions.

The Systematic Sub-Advisory Agreement provides that unless TAM advises Systematic in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, Systematic shall exercise voting rights incident to any security purchased with, or comprising a portion of, a Fund’s assets managed by Systematic, in accordance with Systematic’s proxy voting policies and procedures without consultation with TAM or the Fund. The Peregrine Sub-Advisory Agreement contained similar provisions.

The Systematic Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon written notice to Systematic, without the payment of any penalty; (iii) may be terminated by Systematic upon 90 days’ prior written notice to TAM; and (iv) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of Systematic. The Peregrine Sub-Advisory Agreement contained similar provisions.

The Systematic Sub-Advisory Agreement provides that Systematic shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that Systematic is not protected against any liability to TAM or the Fund to which Systematic would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations or duties under the Systematic Sub-Advisory Agreement. The Peregrine Sub-Advisory Agreement contained similar provisions.

The Systematic Sub-Advisory Agreement requires Systematic to make certain representations and covenants, including concerning Systematic’s review of the Fund’s registration statement, the registration statement disclosure being consistent with the manner in which Systematic is managing the Fund, and Systematic’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The Peregrine Sub-Advisory Agreement contained similar provisions.

The Systematic Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The Peregrine Sub-Advisory Agreement also provided that it would be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the Systematic Sub-Advisory Agreement. The summary of the Systematic Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Systematic Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

The management fee schedule payable by the Fund to TAM did not change with the change in sub-adviser from Peregrine to Systematic. Under the Management Agreement, the Fund pays TAM a management fee calculated daily and paid monthly, for its services with respect to the Fund’s average daily net assets on an annual basis as follows:

First $300 million	0.80%
Over $300 million up to $800 million	0.75%
In excess of $800 million	0.71%

As of August 30, 2024, the net assets of the Fund were $116,978,396.

In addition, contractual arrangements have been made with TAM, through March 1, 2025 to waive fees and/or reimburse fund expenses with respect to the Fund to the extent that total annual fund operating expenses exceed 1.29% for Class A shares, 2.05% for Class C shares, 0.99% for Class I shares, 0.89% for Class I2 shares, 0.89% for Class I3 shares, 1.40% for Class R shares, 1.10% for Class R4 shares and 0.89% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2025 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

SUB-ADVISORY FEES

Under the Systematic Sub-Advisory Agreement, TAM (not the Fund) has agreed to pay Systematic the following management fee calculated daily and paid monthly, for its services with respect to the Fund’s average daily net assets on an annual basis:

First $100 million	0.45%
Over $100 million up to $350 million	0.40%
Over $350 million up to $1 billion	0.35%
In excess of $1 billion	0.30%

Under the Systematic Sub-Advisory Agreement, sub-advisory fees are calculated based on the combined aggregate average daily net assets of the Fund, the portion of the assets of Transamerica Small/Mid Cap Value VP and Transamerica Small/Mid Cap Value that are sub-advised by Systematic, and Transamerica Small Cap Value CIT, a series of Great Grey Trust (formerly, Wilmington Trust) that is sub-advised by Systematic.

Under the Peregrine Sub-Advisory Agreement, TAM (not the Funds) paid Peregrine the following management fee calculated daily and paid monthly, for its services with respect to the Fund’s average daily net assets on an annual basis:

First $300 million	0.36%
Over $300 million up to $800 million	0.31%
In excess of $800 million	0.30%

Under the Peregrine Sub-Advisory Agreement, sub-advisory fees were calculated based on the combined aggregate average daily net assets of the Fund and Transamerica Small Cap Value CIT, a series of Great Grey Trust (formerly, Wilmington Trust) Collective Investment Trust that was sub-advised by Peregrine.

The following chart compares the actual sub-advisory fees paid by TAM to Peregrine (with and without regard to any waivers/expense reimbursements) for the fiscal year ended October 31, 2023 under the Peregrine Sub-Advisory Agreement to a hypothetical example of sub-advisory fees that would have been paid by TAM to Systematic (with and without regard to any waivers/expense reimbursements) for the same period under the Systematic Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to Peregrine from November 1, 2022 through October 31, 2023 under Peregrine Sub-Advisory Agreement (without Waivers and/or Expense Reimbursements)	Actual Sub-Advisory Fees Payable by TAM to Peregrine from November 1, 2022 through October 31, 2023 under Peregrine Sub-Advisory Agreement (with Waivers and/or Expense Reimbursements)	Hypothetical Sub-Advisory Fees Payable by TAM to Systematic from November 1, 2022 through October 31, 2023 under Systematic Sub-Advisory Agreement (without Waivers and/or Expense Reimbursements)	Hypothetical Sub-Advisory Fees Payable by TAM to Peregrine from November 1, 2022 through October 31, 2023 under Peregrine Sub-Advisory Agreement (with Waivers and/or Expense Reimbursements)	Percent Difference
$1,243,319	$1,243,319	$800,589	$800,589	-35.61%

INFORMATION REGARDING THE SUB-ADVISER

Systematic has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds its equity interest in Systematic through its holding companies Titan NJ LP Holdings LLC and Titan NJ GP Holdings, Inc. Systematic’s Management Team retains autonomous control of the investment philosophy and process, as well as comprehensive management of the firm. As of August 30, 2024, Systematic had approximately $4 billion in total assets under management.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Kenneth W. Burgess, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the Fund since 2024; Portfolio Manager since 1996; Employed by Systematic Financial Management, L.P. since 1993
W. Ryan Wick, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the Fund since 2024; Assistant Portfolio Manager since 2014; Employed by Systematic Financial Management, L.P. since 2005

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers and partners of Systematic, as of August 30, 2024. The principal address of each individual as it relates to his or her duties at Systematic is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Name	Position with Systematic
Karen E. Kohler	Chief Operating Officer, Chief Compliance Officer and Management Committee Member
Kenneth W. Burgess	Chief Investment Officer, Portfolio Manager and Management Committee Member
Titan NJ LP Holdings LLC	General Partner

Management Activities. Systematic acts as sub-adviser for the following registered investment company, or series of a registered investment company, with investment objectives similar to the Fund:

Comparable fund for which Systematic serves as Sub-Adviser	Assets Sub-Advised by Systematic (as of August 30, 2024)	Sub-Advisory Fee Paid to Systematic (annually)
Transamerica Small/Mid Cap Value (small cap sleeve) Transamerica Small/Mid Cap Value VP (small cap sleeve)	$292,275,692 $226,873,846

0.45% of the first $100 million

0.40% over $100 million up to $350 million

0.35% over $350 million up to $1 billion

0.30% in excess of $1 billion*

* The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the combined assets of Transamerica Small Cap Value, the portions of the assets sub-advised by Systematic for Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP, and Transamerica Small Cap Value CIT, a series of Great Grey Trust (formerly, Wilmington Trust) Collective Investment Trust that is sub-advised by Systematic

EVALUATION BY THE BOARD

At a meeting held on June 12-13, 2024, the Board considered the termination of Peregrine as sub-adviser to the Fund and the approval of the Systematic Sub-Advisory Agreement between TAM and Systematic with respect to the Fund, as well as the approval of a revised sub-advisory fee schedule for the Fund, all which took effect on August 30, 2024.

Following its review and consideration, the Board determined that the terms of the Systematic Sub-Advisory Agreement were reasonable and that the termination of Peregrine as sub-adviser to the Fund and the approval of the Systematic Sub-Advisory Agreement were in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreement with Peregrine and unanimously approved the Systematic Sub-Advisory Agreement for an initial period of two years.

Prior to reaching their decision, the Board Members requested and received from TAM and Systematic certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Systematic Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund and from Systematic as part of their regular oversight of other funds sub-advised by Systematic, and knowledge they gained over time through meeting with TAM and Systematic. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or Systematic present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Systematic Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Systematic under the Systematic Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and Systematic regarding the operations, facilities, organization and personnel of Systematic, the ability of Systematic to perform its duties under the Systematic Sub-Advisory Agreement, and the proposed changes to the Funds’ principal investment strategies. The Board Members further considered that: (i) Systematic is an experienced asset management firm; (ii) TAM is recommending that Systematic be appointed as sub-adviser to the Fund; and (iii) TAM believes that Systematic has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on TAM’s assessment of Systematic’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered Systematic’s proposed responsibilities and experience with the Fund’s proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the Systematic Sub-Advisory Agreement nor the approval of the revised sub-advisory fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Fund and its shareholders, including compliance services. Based on these and other considerations, the Board Members determined that Systematic can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that Systematic’s appointment is not expected to diminish the nature, extent and quality of services provided to the Fund.

Investment Performance. The Board Members considered Systematic’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Fund for the past 1-, 3- and 5- year periods and the Fund’s since inception period, each ended March 31, 2024, as compared to: (i) the historical performance of the small cap sleeves of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP, series of Transamerica Funds and Transamerica Series Trust, respectively, sub-advised by Systematic that use a strategy similar to that proposed for the Fund; (ii) the benchmark that TAM utilizes to measure performance of the Fund; and (iii) the Fund’s Morningstar and Lipper peer group medians. The Board Members noted that the small cap sleeves of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP outperformed both the Fund and the Fund’s benchmark that TAM utilizes to measure performance of the Fund over the past 1-, 3- and 5-year periods and over the Fund’s since inception period. The Board noted that the small cap sleeves of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP outperformed the Fund’s Morningstar and Lipper peer group medians over the past 1-, 3- and 5-year periods and over the Fund’s since inception period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Systematic, the Board concluded that Systematic is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the proposed sub-advisory fee schedule under the Systematic Sub-Advisory Agreement, noting that the proposed sub-advisory fees payable by TAM to Systematic are higher at certain asset levels than the sub-advisory fees currently paid by TAM to Peregrine, and that the management fee schedule for the Fund would not change. The Board Members further noted that there would be no impact to the total expense ratio of each class of the Fund.

The Board Members considered that TAM had negotiated with Systematic to have the Fund’s assets aggregated with the assets of the small cap sleeves of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP and the assets of Transamerica Small Cap Value CIT for purposes of computing breakpoints in the new sub-advisory fee schedule (“Asset Aggregation”).

The Board Members considered the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to TSW and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the proposed sub-advisory fee schedule for the Fund was reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to Systematic, the Board Members noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and Systematic, which is not affiliated with TAM, and would be paid by TAM and not the Fund. As a result, the Board did not consider Systematic’s anticipated profitability to be material to its decision to approve the Systematic Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets, as of March 31, 2024, although the net management fee retained by TAM with respect to the Fund would decrease, the overall net management fees retained by TAM with respect to all assets sub-advised by Systematic would increase due to Asset Aggregation.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the Systematic Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in the sub-advisory fee schedule. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to Systematic, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by Systematic from its relationships with the Fund. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with Systematic or the Fund, and that TAM believes that the use of soft dollars by Systematic is generally appropriate and in the best interests of the Fund.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the Systematic Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the Systematic Sub-Advisory Agreement.

BROKERAGE INFORMATION

With respect to the Fund, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Systematic for the fiscal year ended October 31, 2023.

ADDITIONAL INFORMATION

TAM, the Fund’s investment manager and administrator, Transamerica Fund Services, Inc., the Fund’s transfer agent, and Transamerica Capital, Inc., the Fund’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of September 30, 2024, the Board Members and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

As of September 30, 2024, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Fund:

Name & Address	Fund Name	Class	Shares	Percentage of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	A	423,147.830	42.54%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	A	174,452.182	17.54%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Small Cap Value	A	86,091.749	8.65%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Value	C	44,585.349	61.02%
Umb Bank Na Cust Sep IRA FBO Randall D Schwarting 992 W Fairway North Platte NE 69101-9080	Transamerica Small Cap Value	C	7,702.795	10.54%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	Transamerica Small Cap Value	C	6,571.205	8.99%

Name & Address	Fund Name	Class	Shares	Percentage of Class
Thomas A Felstead & Molly L Felstead JTWROS 4425 White Oak Dr Janesville WI 53546-9140	Transamerica Small Cap Value	C	4,827.270	6.61%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Value	I	43,175.640	79.57%
Darla Jensen TOD 312 Washington St Arlington SD 57212-2214	Transamerica Small Cap Value	I	4,229.323	7.79%
Umb Bank Na Cust Rollover IRA FBO Christopher N Haddawy 7033 Shirley Dr Oakland CA 94611-1631	Transamerica Small Cap Value	I	3,456.266	6.37%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	1,794,776.905	20.21%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	1,520,267.101	17.12%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	1,250,369.938	14.08%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	1,182,763.949	13.32%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	940,349.776	10.59%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	676,082.660	7.61%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Small Cap Value	I2	509,722.676	5.74%
State Street Bank & Trust Co Ttee Various Retirement Plans - Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	I3	3,243,669.368	100.00%

Name & Address	Fund Name	Class	Shares	Percentage of Class
State Street Bank & Trust Co Ttee Various Retirement Plans - Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R	814,538.412	75.94%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Small Cap Value	R	233,848.850	21.80%
State Street Bank & Trust Co Ttee Various Retirement Plans - Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R4	31,197.989	100.00%
Reliance Trust Company FBO T Rowe Price Retirement Plan Clients PO Box 78446 Atlanta Georgia 30357	Transamerica Small Cap Value	R6	2,504,755.948	70.73%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	R6	998,949.307	28.21%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of September 30, 2024, no shareholders owned of record 25% or more of the outstanding shares of the Fund.

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

October 23, 2024

EXHIBIT A

AMENDED AND RESTATED INVESTMENT SUBADVISORY AGREEMENT

Systematic Financial Management L.P.

This Amended and Restated Agreement, entered into as of July 1, 2024, by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Systematic Financial Management L.P., a Delaware limited partnership (referred to herein as the “Subadviser”).

TAM and the Subadviser have previously entered into an investment subadvisory agreement. The parties wish to amend and restate their agreement as set forth herein, referred to hereafter as the “Agreement.”

TAM is the investment manager to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”).

TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Management Agreement between the Trust and TAM (the “Management Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)

As reasonably requested by the Fund, the Subadviser will provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program;

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Management Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.     Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.     Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.     Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.     Term. This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A hereto. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms or otherwise indicated on Schedule A, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11.    Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12.    Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13.    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.    Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.     Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TA TAM TAMLegalManager@transamerica.com

All notices to the Subadviser will be sent to the attention of:

Attn: Karen E. Kohler

Systematic Financial Management, L.P.

300 Frank W Burr Blvd., 7th Floor

Teaneck, NJ 07666

kkohler@sfmlp.com and Clients@sfmlp.com

17.    Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19.    Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

20.    Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21.    Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

22.    Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

Systematic Financial Management L.P.

By:	/s/ Karen E. Kohler

Name:	Karen E. Kohler

Title:	Chief Operating Officer

Schedule A

Fund	Investment Sub-advisory Fee*	Effective Date
Transamerica Small/Mid Cap Value

0.45% of the first $100 million of average daily net assets;

0.40% of average daily net assets in excess of $100 million up to $350 million;

0.35% of average daily net assets in excess of $350 million up to $1 billion; and

0.30% of average daily net assets in excess of $1 billion**

July 1, 2024***

Transamerica Small Cap Value

0.45% of the first $100 million of average daily net assets;

0.40% of average daily net assets in excess of $100 million up to $350 million;

0.35% of average daily net assets in excess of $350 million up to $1 billion; and

0.30% of average daily net assets in excess of $1 billion**

August 30, 2024

*	As a percentage of net assets on an annual basis.
**

Effective August 30, 2024, the average daily net assets for the purposes of calculating the investment sub-advisory fee will be the combined assets of Transamerica Small/Mid Cap Value VP (small cap sleeve), a series of Transamerica Series Trust, Transamerica Small/Mid Cap Value (small cap sleeve), Transamerica Small Cap Value and Transamerica Small Cap Value CIT, a series of Great Grey Trust.

***	This Agreement with respect to Transamerica Small/Mid Cap Value shall have a one-year term.